ATLANTIC WHITEHALL FUNDS TRUST

Atlantic Whitehall Growth Fund
Atlantic Whitehall Mid-Cap Growth Fund
Atlantic Whitehall Multi-Cap Global Value Fund
Atlantic Whitehall International Fund
(Institutional Class)

Supplement dated March 3, 2006
to the Prospectus dated April 1, 2005 ("Prospectus") and
Statement of Additional Information dated April 1, 2005 ("SAI")

This Supplement updates the information in, and should be read in conjunction with, the Prospectus and SAI for the Institutional Class shares of the Atlantic Whitehall Growth Fund, Atlantic Whitehall Mid-Cap Growth Fund, Atlantic Whitehall Multi-Cap Global Value Fund and Atlantic Whitehall International Fund, dated April 1, 2005.

Paul McPheeters has resigned as a portfolio manager.  References to Mr. McPheeters on page 15 of the Prospectus and pages 27-28 of the SAI are hereby deleted.  As a result, the section entitled "Portfolio Management" on pages 15-16 of the Prospectus, should be replaced with the following:

The Adviser, IGAM and AIM utilize a team approach with respect to the management of the Funds. As such, the day-to-day portfolio management of the Funds is the responsibility of the members of the investment teams of the Adviser, IGAM and AIM.

Senior investment professionals of the Adviser include Jeff Thomas, Fred Weiss and Jay Pearlstein. Messrs. Thomas and Weiss are the lead portfolio managers of the Growth Fund and Messrs. Weiss and Pearlstein are the lead portfolio managers of the Mid-Cap Growth Fund. Mr. Thomas is the Chief Investment Officer with 31 years of investment experience including 18 years with the Adviser. He focuses primarily on the media, telecom and financial services sectors. Mr. Weiss is a Senior Investment Manager with 28 years of investment experience of which 15 years are with the Adviser. He focuses primarily on the technology and health care sectors. Mr. Pearlstein is a Senior Portfolio Manager with 24 years of investment experience, including 9 years with the Adviser. He is responsible for providing analytical equity research on a number of industries, including retail and consumer products.

Please see the Statement of Additional Information for additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.